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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): MAY 31, 2006



                              COMPUWARE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number: 000-20900

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                           MICHIGAN                                             38-2007430
(State or other jurisdiction of incorporation or organization)     (I.R.S. Employer Identification No.)

            ONE CAMPUS MARTIUS, DETROIT, MICHIGAN                               48226-5099
           (Address of Principal Executive Offices)                             (Zip Code)
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      (Registrant's telephone number, including area code): (313) 227-7300


                              --------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The Compensation Committee has approved modifications to Compuware's Executive Incentive Plan (the "Incentive Plan"). Awards under the Incentive Plan will be based on a percentage of salaries in effect at June 1, rather than April 1, of the relevant fiscal year, and will be prorated between the minimum and maximum payout amounts (50% to 150% of target until further notice) to the extent Company performance is above or below the specified revenue and earnings performance targets (but above the minimum targets). The option formula was modified so that the number of options is determined by dividing the designated percentage of salary by 5 rather than 10. The Incentive Plan was also modified to state that the exercise price of options granted in accordance with the Incentive Plan will be determined by averaging the high and low sale prices on the trading date immediately preceding the grant date directed by the Compensation Committee. A copy of the Incentive Plan as revised is attached as
Exhibit 10.99 and is incorporated herein by reference. The above description of the Incentive Plan as revised is qualified in its entirety by reference to the copy of the Incentive Plan attached to this Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

         10.99    Executive Incentive Plan -- Corporate, as of May 31, 2006


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMPUWARE CORPORATION


Date: June 6, 2006          By:   /s/ Thomas M. Costello, Jr.
                                  -----------------------------
                                      Thomas M. Costello, Jr.
                                      Senior Vice President, Human Resources,
                                      Communications and Investor Relations,
                                      General Counsel and Secretary





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                                INDEX OF EXHIBITS


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EXHIBIT NO.                              DESCRIPTION
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  10.99         Executive Incentive Plan -- Corporate, as of May 31, 2006

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